Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	MARCH 31, 2004	DECEMBER 31, 2003 (1)	MARCH 31, 2003 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$95,533	$66,983	$69,990
LOANS RECEIVABLE, NET	3,575,610	2,906,426	2,533,640
LOANS HELD FOR SALE	34,849	14,616	28,163
INVESTMENTS AND ASSET-BACKED SECURITIES (ABS) AVAILABLE FOR SALE	2,015,538	1,070,955	985,252
INVESTMENTS AND ABS HELD TO MATURITY	2,229	2,229	2,845
OFFICE PROPERTIES AND EQUIPMENT, NET	75,623	54,620	51,790
REAL ESTATE OWNED, NET	5,032	4,226	4,248
GOODWILL, NET	128,302	45,075	45,018
OTHER INTANGIBLE ASSETS, NET	21,514	2,881	3,117
BANK OWNED LIFE INSURANCE (BOLI)	90,619	73,141	70,222
PREPAID EXPENSES AND OTHER ASSETS, NET	50,306	38,169	28,914

TOTAL ASSETS	$6,095,155	$4,279,321	$3,823,199

LIABILITIES:
DEPOSITS	$3,492,162	$2,455,076	$2,281,471
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,374,128	1,026,031	913,007
REPURCHASE AGREEMENTS AND FED FUNDS	564,614	363,137	209,083
OTHER BORROWINGS	166,585	137,998	128,282
ACCRUED EXPENSES AND OTHER LIABILITIES	67,371	46,731	50,220
TOTAL LIABILITIES	5,664,860	4,028,973	3,582,063

SHAREHOLDERS’ EQUITY:
COMMON STOCK	20,508	14,864	13,412
ADDITIONAL PAID-IN CAPITAL	323,665	181,382	153,292
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED GAIN (LOSS) ON INVESTMENTS AND ABS (2)	4,843	(15,193)	3,568
RETAINED EARNINGS	81,279	69,295	70,864
TOTAL SHAREHOLDERS’ EQUITY	430,295	250,348	241,136

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,095,155	$4,279,321	$3,823,199

BOOK VALUE PER SHARE (3)	$20.98	$16.84	$16.34

TANGIBLE BOOK VALUE PER SHARE (4)	$13.68	$13.62	$13.08

SHARES OUTSTANDING AT END OF PERIOD	20,508,120	14,863,917	13,412,331

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	7.06%	5.85%	6.31%

TANGIBLE EQUITY TO TOTAL ASSETS (5)	4.60%	4.73%	5.05%

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Net of deferred income taxes.

(3)          Amount as of March 31, 2003 has been restated to reflect the 10% stock dividend paid in May 2003.

(4)          Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(5)          Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	THREE MONTHS ENDED
	MAR 31, 2004	DEC 31, 2003 (1)	MAR 31, 2003 (1)
INTEREST INCOME:
LOANS	$52,334	$43,517	$40,339
ASSET-BACKED SECURITIES	19,288	11,449	9,972
INVESTMENTS AND CASH	1,769	929	1,174
TOTAL INTEREST INCOME	73,391	55,895	51,485

INTEREST EXPENSE:
DEPOSITS	12,151	8,996	9,020
BORROWINGS	15,551	12,918	13,894
TOTAL INTEREST EXPENSE	27,702	21,914	22,914

NET INTEREST INCOME	45,689	33,981	28,571

PROVISION FOR LOSSES ON LOANS	(2,850)	(2,850)	(2,250)
NET INTEREST INCOME AFTER PROVISION	42,839	31,131	26,321

OTHER INCOME:
FEES AND SERVICE CHARGES	8,286	4,908	4,299
MORTGAGE BANKING OPERATIONS	1,194	1,584	2,217
LOAN SERVICING FEES	146	117	84
NET GAIN ON SALES OF SECURITIES	2,459	965	1,360
REAL ESTATE OWNED OPERATIONS	25	11	(29)
BOLI	1,169	973	822
CHARGE RELATED TO EARLY REPAYMENT OF DEBT	0	0	(1,464)
OTHER NONINTEREST INCOME (EXPENSE)	(381)	(17)	(180)
TOTAL OTHER INCOME	12,898	8,541	7,109

OPERATING EXPENSES:
EMPLOYEE COMPENSATION AND BENEFITS	19,206	13,428	11,958
OCCUPANCY AND EQUIPMENT	5,218	3,882	3,507
AMORTIZATION OF OTHER INTANGIBLES	556	79	26
GOODWILL LITIGATION COSTS	115	50	250
MERGER AND ACQUISITION COSTS	3,913	437	143
OTHER	8,711	8,018	5,527
TOTAL OPERATING EXPENSES	37,719	25,894	21,411

INCOME BEFORE INCOME TAXES	18,018	13,778	12,019
INCOME TAX PROVISION	(6,034)	(4,790)	(4,236)

NET INCOME	$11,984	$8,988	$7,783

EARNINGS PER SHARE - BASIC (2)	$0.59	$0.61	$0.57
EARNINGS PER SHARE - DILUTED (2)	$0.57	$0.59	$0.55

CORE EARNINGS (3)	$12,929	$8,645	$7,944
CORE EARNINGS PER SHARE - BASIC (3)	$0.64	$0.59	$0.58
CORE EARNINGS PER SHARE - DILUTED (3)	$0.62	$0.57	$0.57

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (2)	20,322,544	14,844,325	13,710,886
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (2)	20,920,502	15,286,227	14,066,518

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2003.

(3)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	THREE MONTHS ENDED
	MAR 31, 2004	DEC 31, 2003	MAR 31, 2003 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	5.88%	6.01%	6.52%
YIELD ON ASSET-BACKED SECURITIES	4.61%	3.94%	4.74%
YIELD ON INVESTMENTS AND CASH	2.82%	4.61%	5.17%
YIELD ON INTEREST-EARNING ASSETS	5.35%	5.62%	6.05%

COST OF DEPOSITS	1.42%	1.46%	1.73%
COST OF BORROWINGS	3.11%	3.59%	4.36%
COST OF INTEREST-BEARING LIABILITIES	2.04%	2.24%	2.73%

NET INTEREST SPREAD	3.31%	3.38%	3.32%

NET INTEREST MARGIN	3.33%	3.41%	3.36%

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.81%	0.85%	0.86%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.87%	0.82%	0.87%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	12.0%	14.1%	14.5%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (2)	12.9%	13.5%	14.8%
RETURN ON AVERAGE TANGIBLE EQUITY (3)	18.8%	17.4%	18.2%
OPERATING EFFICIENCY	64.4%	60.9%	60.0%
OPERATING EFFICIENCY, CORE OPERATING BASIS (2)	61.9%	62.2%	59.3%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.55%	2.45%	2.36%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY RATIO	7.06%	5.85%	6.31%
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO	6.7%	7.4%	7.5%
TIER 1 RISK-BASED CAPITAL RATIO	9.9%	9.9%	10.2%
TOTAL RISK-BASED CAPITAL RATIO	10.9%	10.9%	11.2%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$70,729	$78,568	$132,288
MULTIFAMILY REAL ESTATE	15,337	17,827	13,365
COMMERCIAL REAL ESTATE	60,760	16,650	37,099
CONSTRUCTION	175,512	165,188	129,154
CONSUMER - DIRECT	68,132	48,438	32,308
CONSUMER - INDIRECT	12,907	19,102	14,268
BUSINESS BANKING	143,353	96,064	74,586
CORPORATE BANKING	43,240	90,048	46,850
TOTAL LOAN ORIGINATION VOLUME	$589,970	$531,885	$479,918

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(3)          Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, UNAUDITED)

	MAR 31, 2004	DEC 31, 2003	MAR 31, 2003

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$587,303	$407,999	$377,732
MULTIFAMILY REAL ESTATE	168,126	167,220	153,750
COMMERCIAL REAL ESTATE	519,258	463,191	507,402
CONSTRUCTION	579,683	552,965	502,390
CONSUMER - DIRECT	458,647	309,931	249,428
CONSUMER - INDIRECT	101,150	99,697	69,789
BUSINESS BANKING	971,110	720,071	579,007
CORPORATE BANKING	242,073	228,233	131,404
DEFERRED LOAN FEES, NET	(8,111)	(7,276)	(6,700)
ALLOWANCE FOR LOSSES ON LOANS	(43,629)	(35,605)	(30,562)
NET LOANS RECEIVABLE	$3,575,610	$2,906,426	$2,533,640

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$35,605	$33,741	$27,866
ALLOWANCE FOR LOAN LOSSES ACQUIRED	6,722	0	869
PROVISION FOR LOSSES ON LOANS	2,850	2,850	2,250
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(1,548)	(986)	(423)
BALANCE AT END OF QUARTER	$43,629	$35,605	$30,562

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.17%	0.14%	0.07%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.04%	0.13%	0.02%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.21%	1.21%	1.19%

LOAN LOSS ALLOWANCE TO NON-PERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS)	168.1%	216.6%	133.1%

NON-PERFORMING LOANS TO NET LOANS	0.75%	0.60%	0.94%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$8,100	$183	$0
NON-ACCRUAL LOANS	17,843	16,025	21,966
RESTRUCTURED LOANS	934	1,164	1,970
TOTAL NONPERFORMING LOANS	26,877	17,372	23,936
REO	5,032	4,226	4,248
TOTAL NONPERFORMING ASSETS (NPA)	$31,909	$21,598	$28,184

NPA TO TOTAL ASSETS	0.52%	0.50%	0.74%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.83%	0.90%	0.90%

CLASSIFIED ASSETS	$93,265	$84,756	$73,284

CLASSIFIED ASSETS/TOTAL ASSETS	1.53%	1.98%	1.92%

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT AS INDICATED, UNAUDITED)

	THREE MONTHS ENDED
	MAR 31, 2004	DEC 31, 2003	MAR 31, 2003

AVERAGE BALANCE SHEET DATA:
AVERAGE LOANS	$3,580,235	$2,871,067	$2,507,296
AVERAGE ASSET-BACKED SECURITIES	1,682,118	984,593	853,096
AVERAGE INVESTMENTS AND CASH	252,103	93,641	92,065
AVERAGE INTEREST-EARNING ASSETS	$5,514,456	$3,949,301	$3,452,457

AVERAGE DEPOSITS	$3,451,100	$2,445,284	$2,117,868
AVERAGE BORROWINGS	2,008,623	1,428,096	1,291,212
AVERAGE INTEREST-BEARING LIABILITIES	$5,459,723	$3,873,380	$3,409,080

AVERAGE ASSETS	5,944,044	4,194,925	3,678,113

AVERAGE SHAREHOLDERS’ EQUITY	401,792	253,317	218,132

AVERAGE TANGIBLE EQUITY (1)	256,167	205,310	173,322

DEPOSITS DETAIL:
INTEREST-BEARING TRANSACTION ACCOUNTS	$419,201	$301,197	$338,975
NONINTEREST-BEARING TRANSACTION ACCOUNTS	501,022	306,456	246,803
SAVINGS AND MONEY MARKET DEMAND ACCOUNTS	1,062,260	663,858	544,073
TIME DEPOSITS	1,509,679	1,183,565	1,151,620
TOTAL DEPOSITS	$3,492,162	$2,455,076	$2,281,471

NUMBER OF TRANSACTION ACCOUNTS (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	47,260	32,832	35,405
NONINTEREST-BEARING TRANSACTION ACCOUNTS	98,239	53,484	47,292
TOTAL TRANSACTION ACCOUNTS	145,499	86,316	82,697

FULL-TIME EQUIVALENT EMPLOYEES AT END OF PERIOD:	1,533	1,121	1,030

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$17,333	$10,043	$8,225

(1)          Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

EXHIBIT A- RECONCILIATION SCHEDULE

	THREE MONTHS ENDED
	MAR 31, 2004	DEC 31, 2003	MAR 31, 2003 (1)

CORE EARNINGS:
NET INCOME, AS REPORTED	$11,984	$8,988	$7,783
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(1,598)	(627)	(884)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	2,543	284	93
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0	0	952
CORE EARNINGS	$12,929	$8,645	$7,944

CORE EARNINGS PER SHARE- BASIC:
EARNINGS PER SHARE- BASIC, AS REPORTED	$0.59	$0.61	$0.57
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.08)	(0.04)	(0.07)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.13	0.02	0.01
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.07
CORE EARNINGS PER SHARE- BASIC	$0.64	$0.59	$0.58

CORE EARNINGS PER SHARE- DILUTED:
EARNINGS PER SHARE- DILUTED, AS REPORTED	$0.57	$0.59	$0.55
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.07)	(0.04)	(0.06)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.12	0.02	0.01
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.07
CORE EARNINGS PER SHARE- DILUTED	$0.62	$0.57	$0.57

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	20,322,544	14,844,325	13,710,886
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	20,920,502	15,286,227	14,066,518

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS
RETURN ON AVERAGE ASSETS, AS REPORTED	0.81%	0.85%	0.86%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.11)%	(0.06)%	(0.10)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.17%	0.03%	0.01%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	0.00%	0.10%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.87%	0.82%	0.87%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	12.0%	14.1%	14.5%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(1.6)%	(1.0)%	(1.7)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	2.5%	0.4%	0.2%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	0.0%	1.8%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	12.9%	13.5%	14.8%

AVERAGE ASSETS	$5,944,044	$4,194,925	$3,678,113
AVERAGE SHAREHOLDERS’ EQUITY	401,792	253,317	218,132

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS:
OPERATING EFFICIENCY RATIO, AS REPORTED	64.4%	60.9%	60.0%
ADD BACK: NET (GAIN) LOSS ON SECURITIES	4.2%	2.3%	3.8%
SUBTRACT: MERGER AND ACQUISITION COSTS	(6.7)%	(1.0)%	(0.4)%
SUBTRACT: CHARGE ON EARLY DEBT REPAYMENT	0.0%	0.0%	(4.1% )
OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	61.9%	62.2%	59.3%

(1)          Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2003.